SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2013

ALERIS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-185443	27-1539594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25825 Science Park Drive, Suite 400, Cleveland, Ohio 44122

(Address of Principal Executive Offices, including Zip Code)

(216) 910-3400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 23, 2013, Aleris International, Inc., a wholly owned subsidiary of Aleris Corporation, issued a press release announcing the extension of the offer to exchange up to $500,000,000 of its outstanding 7 7/8% Senior Notes due 2020 for up to $500,000,000 of its new 7 7/8% Senior Notes due 2020 that have been registered under the Securities Act of 1933, as amended. The exchange offer will now expire at 12:00 midnight, New York City time, on January 25, 2013, unless further extended by Aleris International, Inc. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated January 23, 2013.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALERIS CORPORATION

Date: January 23, 2013	/s/ Scott A. McKinley
By: Scott A. McKinley
Its: Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 23, 2013.